                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005

                               Comm Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                        0-17455               23-2242292
------------------------------           ---------------     -------------------
(State or other jurisdiction of           (Commission         (I.R.S. Employer
        incorporation)                    file number)       Identification No.)

125 North State Street, Clarks Summit, PA                               18411
-----------------------------------------                            -----------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (570)586-0377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   Page 1 of 4

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Item 2.02 Results of Operations and Financial Condition

On April 22, 2005, Comm Bancorp, Inc. issued a press release to announce its results of operations for the quarter ended March 31, 2005. A copy of the press release and related financial supplements are included as Exhibit 99(i) to this report. In accordance with general instructions B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

    99(i)         Press Release dated April 22, 2005, and Supplemental Financial
                  Data

                                       2
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     COMM BANCORP, INC.
                                                     ------------------
                                                        (Registrant)

Date: April 22, 2005                    By: /s/ Scott A. Seasock
                                            ----------------------------
                                              Scott A. Seasock
                                            Executive Vice President
                                            and Chief Financial Officer
                                            (Principal Financial Officer)

                                       3
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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
    99(i)         Press Release dated April 22, 2005, and Supplemental Financial
                  Data

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